Press Release

Media Relations                    Investor Relations
Mike Jacobsen, APR                    Christine Marchuska, CAIA
+1 330-490-4498                    +1 607-206-9212
michael.jacobsen@dieboldnixdorf.com        christine.marchuska@dieboldnixdorf.com

FOR IMMEDIATE RELEASE:
Dec. 29, 2022

Diebold Nixdorf Closes Transactions with Key Financial Stakeholders to Support Debt Refinancing
Transactions address certain near-term maturities and provide $400 million in additional financing

HUDSON, Ohio -- Diebold Nixdorf (NYSE: DBD), a world leader in automating, digitizing and transforming the way people bank and shop, today announced the company has completed the previously announced transactions with certain key financial stakeholders to refinance certain debt with near-term maturities and provide the company with $400 million in new capital. These transactions include the completion of its previously announced exchange offer and consent solicitation with respect to its outstanding 8.50% Senior Notes due 2024 and the completion of its previously announced exchange offers and consent solicitations with respect to its outstanding 9.375% Senior Secured Notes due 2025 and Diebold Nixdorf Dutch Holding B.V.’s 9.000% Senior Secured Notes due 2025. Additional information about the transactions can be found in the current reports on Form 8-K previously filed by the company with the SEC and available on Diebold Nixdorf’s Investor Relations website.

Octavio Marquez, Diebold Nixdorf president and chief executive officer, said: “Our company is excited to move into 2023 having reached this important milestone, which provides us with the capital to help normalize our operations, meet supplier commitments, execute on our operating model and make strategic investments in the business to further strengthen our global market position. We are grateful for the support we’ve received from our lenders and noteholders throughout this process, which we believe confirms the financial community’s confidence in our business. We are operating with a leaner, more agile company that remains fully focused on helping our banking and retail customers gain efficiencies in their operations while creating positive consumer experiences.”

Evercore Group L.L.C. is serving as financial advisor to Diebold Nixdorf on the debt refinancing, and Sullivan & Cromwell LLP is serving as legal counsel to Diebold Nixdorf.

About Diebold Nixdorf
Diebold Nixdorf, Incorporated (NYSE: DBD) automates, digitizes and transforms the way people bank and shop. As a partner to the majority of the world's top 100 financial institutions and top 25 global retailers, our integrated solutions connect digital and physical channels conveniently, securely and efficiently for millions of consumers each day. The company has a presence in more than 100 countries with approximately 22,000 employees worldwide. Visit www.DieboldNixdorf.com for more information.

Twitter: @DieboldNixdorf
LinkedIn: www.linkedin.com/company/diebold
Facebook: www.facebook.com/DieboldNixdorf
YouTube: www.youtube.com/dieboldnixdorf

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Forward-Looking Statements

This press release contains statements that are not historical information and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements include, but are not limited to, statements regarding the impact of the refinancing transactions on the company's future financial position, anticipated operating results, strategic plans, future liquidity and market position.

Statements can generally be identified as forward looking because they include words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “believes,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations thereof or “could,” “should” or words of similar meaning. Statements that describe the company's future plans, objectives or goals are also forward-looking statements, which reflect the current views of the company with respect to future events and are subject to assumptions, risks and uncertainties that could cause actual results to differ materially. Although the company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and key performance indicators that impact the company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

The factors that may affect the company's results include, among others:
•the overall impact of the global supply chain complexities on the company and its business, including delays in sourcing key components as well as longer transport times, especially for container ships and U.S. trucking, given the company’s reliance on suppliers, subcontractors and availability of raw materials and other components;
•our ability to successfully convert our backlog into sales, including our ability to overcome supply chain and liquidity challenges;
•the ultimate impact of the ongoing COVID-19 pandemic and other public health emergencies, including further adverse effects to the company’s supply chain, maintenance of increased order backlog, and the effects of any COVID-19 related cancellations;
•the company’s ability to successfully meet its cost-reduction goals and continue to achieve benefits from its cost-reduction initiatives and other strategic initiatives, such as the current $150m+ cost savings plan;
•the success of the company’s new products, including its DN Series line and EASY family of retail checkout solutions, and electronic vehicle charging service business;
•the impact of a cybersecurity breach or operational failure on the company’s business;
•the company’s ability to generate sufficient cash to service its debt or to comply with the covenants contained in the agreements governing its debt and, if applicable, to successfully refinance its debt in the future;
•the company’s ability to attract, retain and motivate key employees;
•the company’s reliance on suppliers, subcontractors and availability of raw materials and other components;
•changes in the company’s intention to further repatriate cash and cash equivalents and short-term investments residing in international tax jurisdictions, which could negatively impact foreign and domestic taxes;
•the company’s success in divesting, reorganizing or exiting non-core and/or non-accretive businesses and its ability to successfully manage acquisitions, divestitures, and alliances;
•the ultimate outcome of the appraisal proceedings initiated in connection with the implementation of the Domination and Profit Loss Transfer Agreement with the former Diebold Nixdorf AG (which was dismissed in the company’s favor at the lower court level in May 2022) and the merger/squeeze-out;

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Page 3 / Diebold Nixdorf Executes Agreement with Key Financial Stakeholders to Support Debt Refinancing

•the impact of market and economic conditions, including the bankruptcies, restructuring or consolidations of financial institutions, which could reduce the company’s customer base and/or adversely affect its customers’ ability to make capital expenditures, as well as adversely impact the availability and cost of credit;
•the impact of competitive pressures, including pricing pressures and technological developments;
•changes in political, economic or other factors such as currency exchange rates, inflation rates (including the impact of possible currency devaluations in countries experiencing high inflation rates), recessionary or expansive trends, hostilities or conflicts (including the conflict between Russia and Ukraine), disruption in energy supply, taxes and regulations and laws affecting the worldwide business in each of the company’s operations;
•the company’s ability to maintain effective internal controls;
•unanticipated litigation, claims or assessments, as well as the outcome/impact of any current/pending litigation, claims or assessments;
•the effect of changes in law and regulations or the manner of enforcement in the U.S. and internationally and the company’s ability to comply with government regulations; and
•other factors included in the company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2021, its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022, June 30, 2022 and September 30, 2022 and in other documents the company files with the SEC.

Except to the extent required by applicable law or regulation, the company undertakes no obligation to update these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements.

DN-F

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